INVESTOR PRESENTATION NOVEMBER 2017 EXHIBIT 99.1

FORWARD LOOKING STATEMENTS 2 “This release contains forward-looking statements about the business, financial condition and prospects of FirstCash, Inc. and its wholly owned subsidiaries (together, the “Company”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. These forward-looking statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors may include, without limitation, the risks, uncertainties and regulatory developments discussed and described in (i) the Company’s 2016 annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2017, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, (ii) the Company’s quarterly report on Form 10-Q filed with the SEC on November 1, 2017, including the risks described in Part II, Item 1A, “Risk Factors” thereof, and (iii) the other reports filed with the SEC. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law”

FIRSTCASH AT A GLANCE

Overview

- A leading pawn operator with over 2,100 store locations in 26 U.S. states and Latin America, including Mexico, Guatemala and El Salvador
- Retailer of pre-owned consumer products including:
  - Consumer electronics & appliances
  - Jewelry, diamonds & watches
  - Power tools, musical instruments & sporting goods
- Source of small, short-term pawn loans
  - Fully collateralized
  - No collections / credit reporting
- Attractive industry dynamics
  - Steady demand across economic cycles – recession resistant
  - Customer base is underserved – most lenders don't offer loans of $150 or less
  - Stable regulatory environment

Revenue



($ in millions)
$705
$1,088
$1,762
2015
2016 (1)
Q3 17 LTM

Adjusted EBITDA[2]



($ in millions)
$132
$180
$270
2015
2016 (1)
Q3 17 LTM (2)

[1] *Merger with Cash America closed on September 1, 2016. Includes Cash America results for the last four months of 2016.*
[2] *See "Non-GAAP disclaimer" and the Appendix hereto.*

Source: Company filings.

3

FirstCash

LARGEST PAWN OPERATOR IN THE AMERICAS Combined entity has over 2,100 stores • 1,117 stores across 26 states in the U.S. with 989 stores in Latin America Mexico operations – all statesU.S. operations – 26 states Central America operations 33 11 27 6 35 7 415 18 25 25 36 119 26 43 40 27 448 77 25 2 30 1 6 28 3 Shared States WA ID CA NV OR AZ CO MT NM UT WY TX KS OK IL IN IA MN NE ND SD WI MS AL AR KY LA MO FL GA NC SC VA OH CT ME MI NH NY PA VT MA NJ MD WV RI DE TN AK DC HI Guatemala 33 El Salvador 13 Baja California Baja California Sur Sinaloa Sonora Chihuahua Coahuila Nuevo Leon Tamaulipas Quintana Roo Yucatan San Luis Potosi Campeche Chiapas Tabasco Oaxaca Morelos Estado de Mexico Guerrero Durango Nayarit Zacatecas Aguascalientes Jalisco Colima Michoacán Guanajuato Puebla 943 Estado de Ciudad de Mexico Veracruz Queretaro Tlaxcala Hidalgo Note: As of 9-30-17 4 First Cash States Cash America States

PAWN TRANSACTION CYCLE



Customer Enters Store
~20%
~80%
Sells Asset to Company
Pawn Loan
(Collateralized with Asset)
Avg. Loan = $152 in U.S. $67 in LatAm
~25%
~75%
Customer Does Not Repay
Customer Repays Loan & Fee
Retail Sales
Avg. Margin = 36%
Pawn Service Fees
Monthly Yield = 12%-13%

Note: As of 9/30/2017

5

PRODUCT MIX Last Twelve Months (LTM) 6 59% 29% 5% 7% Total Revenue Net Revenue 39% 54% 6% 1% Pawn Fees Consumer Loans / Credit Services FeesRetail Sales Scrap Jewelry Sales $1.8 Billion $1.0 Billion 36% 7%73%100% Gross Margin: Note: As of 9/30/2017

LIMITED IMPACT FROM INTERNET COMPETITION 7 • Collateral requirements generally limit internet pawn lending to high value jewelry items • In addition, internet lending platforms require customer to have a bank account •Most of our retail sales are made to our core customer base in their local markets • Customers have limited access to credit to fund purchases of larger ticket items such as electronics, jewelry and appliances • Our in-store layaway programs are a significant draw for these customers • For many customers the lack of credit card/bank account makes it difficult for them to buy from online retailers • Internet fulfillment of unboxed merchandise is challenging for many large items such as electronics and appliances

RECAP OF CASH AMERICA MERGER 8 • Enhanced scale and geographic reach: creates leading operator of more than 2,100 retail pawn stores in the United States and Latin America with operations in four countries • Strong cash flow and financial flexibility − Financial strength to enhance expansion plans in growing Latin American market − Leverage neutral transaction where synergies will significantly improve the credit profile of the business • Proven leadership team with successful integration track record • Financially attractive transaction to both companies’ shareholdersCompelling Financial Benefits Transaction Overview (September 2016) Compelling Strategic Benefits • 100% stock-for-stock tax free transaction, which creates $2.4bn market capitalization pawn operator ($1.4bn for FCFS, $1.0bn for CSH) • 0.840x FCFS shares for each CSH share • Merged company renamed FirstCash, Inc. and headquartered in Fort Worth, Texas

INTEGRATION UPDATE Corporate Office – Completed headquarters consolidation of the First Cash Arlington, Texas operations into Cash America owned building in Fort Worth, Texas in Q1 2017 – Expect to reduce existing footprint in Fort Worth office and increase leasable space for income generating tenants – Significant opportunities to consolidate corporate expenses and support functions Stores – Maintain existing large format footprints – Maintain established First Cash and Cash America “brands” in local markets – Integrate operations management over time – Creates “tuck-in” acquisition opportunities in 25 states Technology – Standardize store operations on the FirstCash FirstPawn POS platform – Complete integration of store POS systems expected by late 2017 – Consolidation of back office finance, HR and other support functions to follow 9

SIGNIFICANT SYNERGIES DRIVE ADDITIONAL ACCRETION

	Estimated Amounts	Achieved to Date	Expected Opportunities
Annual Operating Cost Synergies	• ~$45 million primarily from technology, finance and other administrative synergies achieved by Mid 2018 • Minimal store closings	• $12 million achieved in 2016 • Expect to achieve $35 – $38 million in 2017	• ~$45 million of run rate synergies expected to be achieved by Mid 2018
Annual Depreciation and Amortization Savings	• ~$17 – $20 million primarily from technology platform synergies	• $20 million [1]	• Complete
One-Time Integration Costs	• Up to ~$28 million	• $19 million incurred to date	• Total costs expected to be below $28 million • To be completed by 2018

[1] *Based on annualizing CSH's D&A from Q3 2017 and comparing to full year 2015.*

10

FirstCash®

FIRSTPAWN TECHNOLOGY PLATFORM

Proven, Propriety Pawn Store Operating System


Pawn Transactions
• Collateral Valuation
• Pawn Contracts
• Customer Loan Disbursements & Repayments
• Collateral Storage
• Compliance
Retail Operations
• Retail POS
• Pricing
• Inventory Management
• Layaways
Customers
Merchandise
Core Databases
Core Databases
Transactions
Employees
Financial Data
• Reporting & Analysis
• Internal Controls & Audit Support
• Management Alerts
Human Resources
• Scheduling
• Time Keeping
• Performance Management
• Incentive Comp

11

FirstCash®

TECHNOLOGY INTEGRATION PLAN All Stores Will Standardize On The FirstCash FirstPawn System by Year-End Benefits at the store – Improved transaction times and system reliability – Proprietary real-time pricing look-ups to determine optimum loan-to-value ratio – Improved on-demand reporting of key performance indicators – Reduced store-level costs for hardware and data networking Corporate benefits – Reduced support and maintenance costs – Reduced development costs – Streamlined back-office connectivity Conversion of 673 or 84% of stores completed as of 9/30/2017 – South Carolina, North Carolina, Oklahoma, Missouri, Kentucky, Texas, Tennessee, Indiana, Florida, Alabama, Nevada, Utah, Arizona, Washington, Alaska, Illinois, Louisiana and Georgia successfully transitioned; Ohio in progress – Remaining conversions expected to be completed by late 2017 12

LATIN AMERICA OPERATIONS

989 LATIN AMERICA LOCATIONS 14 62 60 31 38 41 32 29 8 47 32 179 5 61 91 68 78 70 220 37 0 50 100 150 200 250 2011 2012 2013 2014 2015 2016 YTD-Sep 2017 St o re A d d it io n s New Stores Acquired Stores 5 5 4 29 60 100 130 157 207 269 329 386 447 538 597 674 737 955 989 0 200 400 600 800 1,000 1,200 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD-Sep 2017 Acquired 47 Mexico Cash America stores Acquired 32 stores in Guatemala Acquired 166 stores in Mexico and 13 stores in El Salvador Latin American Store Additions by Year Total Latin America Locations, End of Period

$101 $141 $175 $222 $281 $322 $363 $388 $368 $417 $462 $101 $143 $206 $250 $312 $378 $419 $468 $527 $688 $778 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 T12M Q3-2017 Total Revenue, USD CC Revenue, 2007 MXN @ 10.94* LATAM REVENUE GROWTH & CURRENCY IMPACT ($millions) 10 Year CAGR 23% *Constant currency revenue is considered a non-GAAP measurement of financial performance 15

Q3 LATAM SEGMENT RESULTS 16 1 Year-over-year change % in same-store Core Revenue and Pawn Loan Balance $129 $123 $103 23% 22% 17% 14% 10% 11% 0% 5% 10% 15% 20% 25% $0 $20 $40 $60 $80 $100 $120 $140 Thou sand s Current Year (CY) Constant Currency Prior Year (PY) YoY CY CY YoY Constant Currency PY YoY Constant Currency Total Revenue ($/millions) Same-Store PLB1 Same-Store Core Revenue1

17 LATAM SEGMENTS REPRESENT A SIGNIFICANT % OF FIRSTCASH’S CONSOLIDATED OPERATIONS 8,001 49% 8,201 51% Employee Count1 LatAm U.S. 1,117 53% 989 47% 1,848,003 58% 1,348,180 42% Store Count2 Number of Pawn Loans Outstanding 2 1 As of 12/31/2016 2 As of 9/30/2017

LATAM PAWN AND INVENTORY COMPOSITION 18 LatAm Operations Segment 18% 65% 11% 2% 2% 2% Pawn Collateral 25% 61% 9% 1% 2% 2% Pawn Inventory Note: As of 9-30-17 Jewelry Electronics Tools Sporting Goods Musical Instruments Other

ONGOING GROWTH STRATEGY  Existing Latin American growth profile remains in place  Substantial infrastructure and cash flows to accomplish new acquisitions and de novo expansion  Significant runway for continued store openings and strategic acquisitions in Mexico & Guatemala  First stores in Colombia scheduled to open in early 2018  Look strategically for additional expansion and acquisition opportunities in other Latin American markets • Latin America continues to be the primary store growth vehicle - significant untapped potential in the region French Guiana Suriname Guyana Panama Costa Rica Nicaragua El Salvador Honduras Guatemala Argentina Bolivia Brazil Chile Peru Uruguay Venezuela Mexico Paraguay Belize U.S. growth strategy  Continued focus on growth in selected markets with favorable demographics  U.S. growth will be driven by smaller opportunistic acquisitions Latin America growth strategy Existing country presence Near-term expansion opportunities 19 Colombia Ecuador

0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 200% Loans % of GDP CREDIT PENETRATION OF SELECT COUNTRIES 20 1 Mexico ranks amongst the lowest within LatAm countries with 22.2% of GDP Source: J.P. Morgan and Central Bank of Brazil

FINANCIAL INCLUSION IN SELECT LATAM COUNTRIES 21 1 According to the World Bank, Mexico has one of the lowest credit card penetration rates in LatAm, as only 14% of the population has one. Source: World Bank 0% 10% 20% 30% 40% 50% 60% Mexico Brazil Chile Colombia Peru % of Population with a Bank Account or Credit Product Account at Financial Institution Credit Card Loan from a Financial Institution 1

NEW MARKET UPDATE Rational for Colombia Expansion 22 FRENCH GUIANA BRAZIL ARGENTINA CHILE URUGUAY VENEZUELA COLOMBIA1 SURINAME ECUADOR PERU BOLIVIA PARAGUAY GUYANA Note: 1Early 2018 planned market entry Population mid-2017 (millions) mid-2030 mid-2050 Brazil 207.9 223.9 231.1 Colombia 49.3 55.4 61.5 Argentina 44.3 49.0 54.1 Peru 31.8 36.4 41.2 Venezuela 31.4 36.1 40.5 Chile 18.4 20.0 21.1 Ecuador 16.8 19.7 23.2 U.S. 325.4 357.7 396.8 Pop. Projections 0 50 100 150 200 250 300 350 400 1990 2000 2010 2016 Bil lio ns Colombia GDP (Current US$)

PROVEN MEXICO NEW STORE OPENING PROCESS Opened first stores in Mexico in 1999 Experienced real estate development team Proven site selection strategy Standardized store layouts, fixtures and equipment State of the art security technology Consistent process ensures the new stores are delivered on time and budget Undeveloped Site 23 Same Site After Redevelopment Picture #1 Picture #2

Year 1 Year 2 Year 3 Year 4 Year 5 Op Margin (3%) 18% 22% 25% 26% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Year 1 Year 2 Year 3 Year 4 Year 5 St o re -l e ve l p ro fi t M X N $ (T h o us an d s) R e ve n u e M X N $ (T h o u sa n d s) Revenue Store-level Profit * MEXICO NEW STORE PESO INVESTMENT – PROVEN RAPID PAYBACK MODEL Typical Mexico New Store Ramp New Store Cash Flow Store Investment (MXN $) Cap Ex - Leasehold improvements & fixtures - Computer & security equipment $3,200,000 Start-up Losses - Pre-opening - First six months of operation $500,000 Total Store Investment $3,700,000 Working Capital (MXN $) First Year for New Store - Operating cash - Loan funding - Inventory $2,100,000 Cumulative Break-Even Point = Approximately 3 Years *Store-Level Operating Profit Before Administrative Expense & Taxes *Data is Based on NSO From 2005-2016 ` 24 ($/MXN)

U.S. OVERVIEW

26 U.S. DOMESTIC LOCATIONS Store Count at End of Period 475 485 486 641 682 697 748 829 820 801 792 783 95 94 94 97 135 157 211 252 266 296 293 290 295 304 248 96 88 86 83 40 39 21 20 20 86 99 102 103 74 67 65 57 65 42 25 24 951 982 930 937 979 1,007 1,107 1,178 1,190 1,160 1,130 1,117 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD-Sep 2017CSH – Pawn FCFS – Pawn CSH – Cons. Loan Only FCFS – Cons. Loan Only Note: Excludes previously discontinued locations. Acquisitions and Start-Ups 0 10 20 30 40 50 60 70 80 90 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD-Sep 2017CSH – Acquisitions CSH – De Novo FCFS – Acquisitions FCFS – De Novo 2015: Quick Cash (25) 2014: PHC (15) 2013: Valu + Pawn (19), Money Man (12) 2012: Mister Money (24) First Cash – Domestic 2013: Top Dollar (41), Pawn Mart (34) 2012: Pawn & Bargains (25) 2010: Maxit and Pawn X-Change (39) Cash America – Domestic Fast Cash (16)

27 Q3 U.S. SEGMENT RESULTS 1 Year-over-year change % in same-store Core Revenue and Pawn Loan Balance $307 $158 1% 5% 1% -3% -4% -2% 0% 2% 4% 6% $0 $50 $100 $150 $200 $250 $300 $350 Th ou san ds Current Year (CY) Prior Year (PY) YoY CY YoY PY Total Revenue ($/millions) Same-Store PLB1 Same-Store Core Revenue1

28 U.S. PAWN AND INVENTORY COMPOSITION U.S. Operations Segment Pawn Collateral Pawn Inventory Note: As of 9-30-17 Jewelry Electronics Tools Sporting Goods Musical Instruments Other 57% 21% 8% 3% 8% 3% 64% 18% 6% 3% 6% 3%

$81 $33 $12 $8 $1 $17 $7 $4 $2 $4 186 119 111 74 83 0 20 40 60 80 100 120 140 160 180 200 $0 $20 $40 $60 $80 $100 $120 2012 2013 2014 2015 2016 CSH FCFS Total gold oz. ($ in millions, except gold prices) LIMITED EXPOSURE TO GOLD PRICE MOVEMENT 29 Reduced Reliance on Scrap Sc ra p G o ld O u n ce s So ld Sc ra p G ro ss p ro fi t Note: Information refers to domestic operations. • Lending values on gold can be adjusted rapidly – Loans are typically only 30 days in duration – Significant cushion provided by conservative loan to value ratios • Scrap gold buy and sell volumes are down significantly from the peak levels of 2012 – Gross Profit contribution from selling scrap gold is now less than 1% of gross profit

STABLE REGULATORY CLIMATE FOR PAWN 30 • Pawn loans are different from traditional consumer loan products and not subject to the CFPB Small Dollar Loan rules because they: – Are non-recourse loans – Have significantly smaller average loan sizes – Do not involve credit checks, collection activities, ACH transactions or negative credit reporting • Regulations are primarily at the state level in the U.S. and the federal level in Latin America • No significant negative regulatory changes in the last 25 years • States with a positive rate change include: – Ohio (119 Stores): Enacted March 28, 2017 – Washington (33 Stores): Enacted July 24, 2015 – Arizona (35 Stores): Enacted July 24, 2015 – Nevada (27 Stores): Enacted October 1, 2011

LIMITED EXPOSURE TO NEW CFPB RULES FOR PAYDAY LENDING 31 Target Revenue Mix (next 3-5 years) 95% 5% 98% 2% Consumer Lending Pawn Operations Q3-2017 TTM Revenue Mix is Primarily Pawn Related • On October 5, 2017, the CFPB released its small-dollar loan rule (the “SDL Rule”), which is scheduled to take effect in July 2019. If the SDL Rule takes effect, it will impact short-term small dollar loan products such as payday loans, auto title loans and certain installment loans. Importantly, the SDL Rule does not apply to non-recourse pawn loans. – The proposed rules include, among other things: – Additional underwriting requirements – Cooling-off periods between certain loans – Limitations to prevent the sustained use of certain loans such as capping the number of rollovers – Restrictions on collection practices • Traditional pawn loans are excluded from the scope of the new CFPB rules

FINANCIAL INFORMATION

REVENUE GROWTH 33 ($/millions) $363 $388 $368 $417 $462 $298 $325 $337 $671 $1,300 $661 $713 $705 $1,088 $1,762 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2013 2014 2015 2016 TTM 9/30/17 Re ven ue LatAm U.S. Note: Merger with Cash America closed on September 1, 2016. Includes Cash America results for the last four months of 2016. Source: Company filings.

ADJUSTED EBITDA GROWTH 34 ($/millions) 1Adjusted EBITDA is a non-GAAP number. See appendix for reconciliation to Net Income. 2The guidance, announced on 10/26/2017, for fiscal 2017 is presented on a non-GAAP basis, as it does not include the impact of merger and other acquisition expenses or the loss on extinguishment of debt. Given the difficulty in predicting the amount and timing of future merger and other acquisition expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance $148 $132 $180 $270 $0 $50 $100 $150 $200 $250 $300 2014 2015 2016 TTM 9/30/17 *2017 Guidance Ad jus ted EB ITD A Adj. EBITDA 1 2 Guidance Range: $268-$275

ADJUSTED FREE CASH FLOW 35 ($/millions) $71 $68 $68 $195 $0 $25 $50 $75 $100 $125 $150 $175 $200 2014 2015 2016 TTM 9/30/2017 Adj. Free Cash Flow1 1Adjusted Free Cash Flow is a non-GAAP number. See appendix for reconciliation to Adjusted Free Cash Flow from Operating Activities.

FIRSTCASH 2017 GUIDANCE* 36 • Fiscal full-year 2017 guidance for adjusted earnings per share, a non-GAAP measure that excludes merger related expenses and the loss on extinguishment of debt, to be in the range of $2.60 to $2.70 – 2017 adjusted net income, a non-GAAP measure, is projected to be in the range of approximately $124 million to $129 million versus 2016 adjusted net income of $85 million. – The 2017 earnings guidance range implies adjusted EBITDA, also a non- GAAP measure, to be in the range of approximately $268 million to $275 million for fiscal 2017. This compares to adjusted EBITDA of $180 million in fiscal 2016 and $132 million in fiscal 2015. * The guidance, announced on 10/26/2017, for fiscal 2017 is presented on a non-GAAP basis, as it does not include the impact of merger and other acquisition expenses or the loss on extinguishment of debt. Given the difficulty in predicting the amount and timing of future merger and other acquisition expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance.

BALANCE SHEET ($/millions) 37 Liabilities to Equity Ratio 58.9% Liabilities to Equity Ratio 45.2% $1,306 $1,201 $972 $931 $2,278 $2,132 $0 $500 $1,000 $1,500 $2,000 $2,500 Q3-2016 Assets Q3-2017 Assets Operating Assets Intangibles $1,433 $1,468 $560 $440 $285 $224 $2,278 $2,132 $0 $500 $1,000 $1,500 $2,000 $2,500 Q3-2016 Liabilities and Equity Q3-2017 Liabilities and Equity Equity Interest Bearing Liabilities, Prin Outstanding Other Liabilities Note: As of 9-30-17

LEVERAGE PROFILE ($/millions) 38 $200 $200 $200 $300 $300 $360 $260 $137 $97 $140 $560 $460 $337 $397 $440 $0 $100 $200 $300 $400 $500 $600 9/30/2016 12/31/2016 3/31/2017 6/30/2017 9/30/2017 FCFS 2021 Sr. Notes FCFS 2024 Sr. Notes FCFS Line of Credit Net Debt Net Debt Ratio (Net Debt/TTM Adjusted EBITDA) = 1.3 to 1 1Net Debt Ratio is a non-GAAP number. See Company Q3-2017 10-Q filing from November 1, 2017 for reconciliation to Adjusted EBITDA from Net Income.

OVER $1.1 BILLION IN CUMULATIVE INVESTMENTS & SHAREHOLDER PAYOUTS 39 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3-17 $ M ill io ns Stock Repurchases & Dividends Acquisitions Capital Expenditures Outstanding Debt Cumulative Total $ Millions $450 $296 $414 Stock Repurchases & Dividends: - 13,233,933 split-adjusted shares repurchased - $47 million in cumulative dividends paid Acquisitions Since 2004: - 161 stores acquired in U.S. - 316 stores acquired in Latin America - 815 stores acquired in Cash America Merger Capital Expenditures Since 2004: - Includes 761 De Novo store openings $440

TOP 10 SHAREHOLDERS AND SHAREHOLDERS BREAKDOWN 40 Shares (FCFS) % S/O (FCFS) l BlackRock Fund Advisors (U.S.) 5,417,993 11.4 Index l l The Vanguard Group, Inc. (U.S.) 4,199,210 8.8 Index l l Fiduciary Management, Inc. (U.S.) 3,026,526 6.3 Value l l Dimensional Fund Advisors, L.P. (U.S.) 2,160,845 4.5 Index l l Genesis Investment Management, LLP (London) 2,074,817 4.3 Growth l l William Blair & Company, LLC (U.S.) 1,903,076 4.0 Aggressive Growth l l GIC Asset Management Pte., LTD (Singapore) 1,516,164 3.2 Value l l EARNEST Partners, LLC (U.S.) 1,451,425 3.0 Value l l FIAM, LLC (U.S.) 1,314,641 2.8 Growth l l Wellington Management Company, LLP (U.S.) 1,249,551 2.6 Value l Institution Name Dominant Style36% 12% 52% Top 25 Shareholder Breakdown Index EM/INTL Focus U.S. Focus EM/INTL Focus represents 19% of actively managed shareholders Note: As of 8/31/2017

FIRSTCASH INVESTMENT RECAP 41 • International pawn-focused business model ⦁ Focused on small secured loans to underbanked consumers with limited access to traditional credit products ⦁ Focus on large format, full-service model is a significant competitive advantage ⦁ Strong margins & cash flows allow for dividend and share buybacks • Proven growth strategy ⦁ Long runway for growth in Latin America where competition is limited • Strong balance sheet to fund future growth, acquisitions, share buybacks and pay dividends

APPENDIX

NON-GAAP FINANCIAL INFORMATION 43 The Company uses certain financial calculations, such as adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results (collectively "Non-GAAP Measures"), which are not considered measures of financial performance under U.S. generally accepted accounting principles ("GAAP"). Items excluded from the calculation of Non-GAAP Measures are significant components in understanding and assessing the Company’s financial performance. Since Non-GAAP Measures are not measures determined in accordance with GAAP and are thus susceptible to varying calculations, Non-GAAP Measures, as presented, may not be comparable to other similarly titled measures of other companies. Non-GAAP Measures should not be considered as alternatives to net income, cash flow provided by or used in operating, investing or financing activities or other financial statement data presented in the Company’s consolidated financial statements as indicators of financial performance or liquidity. Non-GAAP Measures should be evaluated in conjunction with, and are not a substitute for, GAAP financial measures.

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA 44 Year Ended December 31, TTM 9/30/2017 2016 2015 2014 Net Income $112,850 $60,127 $60,710 $85,166 Income taxes 58,544 33,320 26,971 31,542 Depreciation and amortization(1) 57,504 31,865 17,446 17,476 Interest expense 24,288 20,320 16,887 13,527 Interest Income (1,253) (751) (1,566) (682) EBITDA 251,933 144,881 120,448 147,029 Adjustments: Merger related expenses 5,657 36,220 - - Other acquisition expenses 300 450 2,875 998 Loss on extinguishment of debt 14,114 - - - Restructuring expenses related to U.S. consumer loan ops - - 8,878 - Net gain on sale of common stock of Enova (1,552) (1,299) - - Adjusted EBITDA $270,452 $180,252 $132,201 $148,027 1For fiscal year 2015, excludes $493 of depreciation and amortization, which is included in the restructuring expenses related to U.S. consumer loan operations ($/millions)

RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW 45 ($/millions) 2013 2014 2015 2016 2017 2016 Cash flow from operating activities $ 106,718 $ 97,679 $ 92,749 $ 96,854 $ 205,226 $ 68,101 Cash flow from investing activities: Loan receivables, net of cash repayments (411) (2,470) (3,716) (16,072) 20,675 (12,903) Purchases of property and equipment (26,672) (23,954) (21,073) (33,863) (37,032) (28,971) Free cash flow 79,635 71,255 67,960 46,919 188,869 26,227 Merger related expenses paid, net of tax 0 0 0 20,939 5,667 19,715 Adjusted free cash flow $ 79,635 $ 71,255 $ 67,960 $ 67,858 $ 194,536 $ 45,942 Trailing Twelve Months Ended September 30,Year Ended December 31,

INVESTOR CONTACT INFORMATION 46 Investor Relations Gar Jackson investorrelations@firstcash.com Global IR Group ir.firstcash.com gar@globalirgroup.com (817) 258-2650 (949) 873-2789